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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 29, 2006

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      000-30973                 38-3516922
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

102 EAST FRONT STREET, MONROE, MICHIGAN                                  48161
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (734) 241-3431
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On August 29, 2006, the Registrant issued a press release announcing that it increased its dividend to shareholders and that it is investigating an opportunity to sell some non-performing assets and other credit relationships. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibits are furnished herewith:

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
EXHIBIT
 NUMBER                           EXHIBIT DESCRIPTION
-------                           -------------------
99        Press Release dated August 29, 2006 announcing Registrant's dividend increase.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                        MBT FINANCIAL CORP.


Date: August 29, 2006                   By: /s/ H. Douglas Chaffin
                                            ------------------------------------
                                            H. Douglas Chaffin
                                            President and Chief Executive
                                            Officer

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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                            EXHIBIT DESCRIPTION
-------                            -------------------
99        Press Release dated August 29, 2006 announcing Registrant's dividend increase.